EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Willem P. Roelandts and Kris Chellam, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934 this Report on Form 10-K has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.


Signature                   Title                                                                  Date
--------------------------  ---------------------------------------------------------------------  ------------


/s/Bernard V. Vonderschmitt Chairman of the Board                                                  June 1, 2000
(Bernard V. Vonderschmitt)

/s/Willem P. Roelandts      President and Chief Executive Officer (Principal Executive Officer)    June 1, 2000
(Willem P. Roelandts)

/s/Kris Chellam             Senior Vice President, Finance and Chief                               June 1, 2000
(Kris Chellam)              Financial Officer (Principal Accounting and
                            Financial Officer)

/s/John L. Doyle            Director                                                               June 1, 2000
(John L. Doyle)


/s/Jerald G. Fishman        Director                                                               June 1, 2000
(Jerald G. Fishman)


/s/Philip T. Gianos         Director                                                               June 1, 2000
(Philip T. Gianos)


/s/William G. Howard, Jr.   Director                                                               June 1, 2000
(William G. Howard, Jr.)


/s/Frank Sanda              Director                                                               June 1, 2000
(Frank Sanda)




